Basic and Diluted Loss Per Common Share	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Basic and Diluted Loss Per Common Share [Text Block]
11.	Basic and Diluted Loss Per Common Share

Basic and diluted loss per common share is calculated based on the weighted average number of shares outstanding during the period. Common share equivalents from stock options and warrants are also included in the diluted per share calculations unless the effect of the inclusion would be antidilutive.

16.	Basic and Diluted Earnings (Loss) Per Common Share

Basic and diluted (loss) earnings per common share is calculated based on the weighted average number of shares outstanding during the year. Common equivalent shares from stock options and warrants are also included in the diluted per share calculations unless the effect of the inclusion would be antidilutive.